Rule 497(e)
Registration Nos. 333-125751 and 811-21774

First Trust Exchange-Traded Fund

(the “Trust”)

FIRST TRUST CAPITAL STRENGTH ETF

FIRST TRUST DOW JONES INTERNET INDEX FUND

FIRST TRUST VALUE LINE DIVIDEND® INDEX FUND

(each a “Fund”)

Supplement to The Funds’ Prospectus

September 5, 2023

Notwithstanding anything to the contrary in the Funds’ prospectus, effective as of the date set forth above, Footnote 1 of the table entitled “Annual Fund Operating Expenses” set forth in the section entitled “Fees and Expenses of the Fund” for each Fund set forth in the Funds’ prospectus is hereby deleted and replaced with the following:

(1)	The management fee paid to First Trust Advisors L.P., the Fund’s investment advisor, may be reduced at certain levels of Fund net assets (“breakpoints”). See the Fund’s Statement of Additional Information for more information on the breakpoints.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS FOR FUTURE REFERENCE